Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.22W

TWENTY-FOURTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-FOURTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

WHEREAS, CSG agreed to provide and Customer used CSG’s WFX Scheduling and WFX Resource Allocation Manager services; and

WHEREAS, Customer desires to utilize, and CSG agrees to provide, CSG’s WFX Scheduling and WFX Resource Allocation Manager services on an enterprise-wide basis pursuant to the terms of the Agreement.

NOW, THEREFORE, CSG and Customer agree to delete the pricing provided in Schedule F, Section IV. Ancillary Products and Services, Subsection I. titled “Ancillary services for Workforce Management,” and replace it as provided in this amendment which will provide for enterprise-wide pricing to Customer as follows:

1.

Schedule F, Section IV. Ancillary Products and Services, Subsection I. titled “Ancillary services for Workforce Management,” as added to the Agreement by the Ninth Amendment to the Agreement (CSG document number 2504963) shall be deleted in its entirety and replaced with the following:

I.	Ancillary services for Workforce Management

Description of Item/Unit of Measure	Frequency	Fee
1.WFX Enterprise Interface
a)WFX Enterprise Interface Maintenance and Support Fee (Note 1)
▪WFX Transaction Volume Tier (Note 2) (Note 3) (Note 4)
-* to ********* (******* WFX transactions)	*******	$****
-********* to ********* (******* WFX transactions)	*******	$**********
-********* to ********* (******* WFX transactions)	*******	$**********
-Greater than ********* (******* WFX transactions) – incremental for each additional ********* ******* WFX transaction volume	*******	$**********
2.WFX Scheduling and WFX Resource Allocation Manager
a)WFX Scheduling Implementation Fee (based on FC(s)) (Note 5) (Note 6)	********	$*********
b)WFX Resource Allocation Manager Implementation Fee (based on FC(s) (Note 6)	***	******** **** *** ******** ********** *******
c)Monthly Service Fee For Xfinity Home National Dispatch Center (Fixed fee) (Note 7) (Note 8) (Note 9)	*******	$********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
d)******* Service Fee for WFX Scheduling and WFX Resource Allocation Manager volume tiers (per subscriber) (Note 10)	*******	$******

Note 1: The implementation of the WFX Enterprise Interface shall be funded through the Service Commitment Fees for Contract ***** * through *; thereafter, if Customer does not renew the Services Commitment, Customer shall pay for implementations. The scope and terms of the implementation shall be defined in mutually agreed upon Statement of Work.

Note 2: SLBOS transactions are specifically excluded and shall be counted and invoiced in accordance with the CSG SmartLink® / CSG SmartLink® BOS Environment and Transactions Per Second (“TPS”) fees as outlined in Schedule F, Section II (Threshold Usage Items), Subsection A.3. (Adjusted SLBOS / ENI Transactions per Second (“TPS”) for New and Additional Subscribers).

Note 3: The monthly WFX Transaction Volume Tier(s), as set forth in Section l in the above table, are intended to be cumulative and not incremental; with the exception of the Greater than ********* tier, which is incremental to the ********* to ********* tier.  For example, if Customer had ********* WFX Transaction Volume in the current billing *****, the ******* WFX Enterprise Interface Maintenance and Support Fee on all ********* the ******* WFX Transaction Volume would be $********.

Note 4: The existing transactions between WFX and ****** DDP in existing ****** regions that are being generated for adding, updating and canceling jobs are excluded with the exception of update dispatch status transactions, which are covered within the initial WFX Enterprise Interface transaction tier.

Note 5: The Initial Implementation of WFX Scheduling and WFX Resource Allocation Manager shall be set forth in a mutually agreed upon Statement of Work and shall include the FC(s) at the locations (the "Locations") specified in such Statement of Work and one (1) training session to be conducted during the Trial Period at the specified Location.  The Implementation Fee will be invoiced at the close of the first invoice cycle following the Effective Date hereof.

Note 6:  As a prerequisite to receive the WFX Resource Allocation Manager services hereunder, Customer must be a current WFX customer.

Note 7: The ******* Service Fee is a fixed fee that provides right to use and support services for the FCs established in the standalone instance of WFX in the Xfinity Home National Dispatch Center.

Note 8: The value of the ******* Service fee for Xfinity Home National Dispatch Center has been determined based on the expectation that the Customer will enter into an agreement with CSG to extend WFX Scheduling and WFX Resource Allocation Manager across its remaining enterprise.  CSG reserves the right to increase the value of the ******* Service fee for Xfinity Home National Dispatch Center if the Customer and CSG fail to enter into such an agreement to extend WFX Scheduling and WFX Resource Allocation Manager across its remaining enterprise within ****** (**) **** from the date of Trial Period completion.

Note 9: The parties agree that upon the completing the deployment of WFX Scheduling and WFX Resource Allocation Manager across its entire enterprise, the ******* Service Fee for the Xfinity Home National Dispatch Center shall be superseded by the ******* WFX Scheduling and WFX Resource Allocation Manager Enterprise fee and the Customer shall no longer be charged the ******* Service Fee for the Xfinity Home National Dispatch Center.

Note 10: The number of subscribers in the markets processed by CSG shall be verified on a ******* basis by CSG billing system reporting.  The number of subscribers in the markets not processed by CSG shall be verified on a ******* basis based upon a billing system report from the Customer’s other billing system(s) that is delivered to CSG by Customer within ***** (*) ******** **** following the last day of the previous processing *****.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: SVP, Procurement	Title: VP & Chief Compliance Officer
Date: June 15, 2016	Date: 6/7/16